UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-15929	PROGRESS ENERGY, INC.	56-2155481
(a North Carolina corporation)
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
704-382-3853
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD Disclosure.
The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. (“Progress Energy”) that the information is material or that the dissemination of the information is required by Regulation FD.
On April 23, 2020, Progress Energy completed a Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended December 31, 2019 (the "CVO Report"). A copy of the CVO Report is being furnished as Exhibit 99.1, which is incorporated by reference into this Item 7.01.
Progress Energy regards any information provided in the CVO Report to be current and accurate only as of the date of the CVO Report and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.
This report, including the CVO Report, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in or implied by the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: Progress Energy's continued ability to utilize Internal Revenue Code Section 29/45K (Section 29/45K) tax credits related to its former coal-based solid synthetic fuels businesses, cash flows derived from the synthetic fuels plants, assumptions regarding utilization of Section 29/45K tax credits considering ordering rules, assumptions regarding successful and timely resolution of future federal tax examinations and the impact on the timing of tax credit utilization resulting from Progress Energy’s merger with Duke Energy Corporation on July 2, 2012. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of Progress Energy.
Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
April 23, 2020		Registrant

	By:	/s/ DWIGHT L. JACOBS
Dwight L. Jacobs
Senior Vice President, Chief Accounting Officer, Tax and Controller